                                                                      EXHIBIT 16



                          VAN KAMPEN AMERICAN CAPITAL


                    GROWTH AND INCOME FUND -- CLASS A SHARES



        TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED NOVEMBER 30, 1996



Formula.....................................................  P(1+T)(n)    =  ERV
Including Payment of the Sales Charge
Net Asset Value.............................................     $16.79
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,153.39    =  ERV
One year period ended 11/30/96..............................          1    =  (n)
TOTAL RETURN FOR THE PERIOD.................................     15.34%    =  T
Excluding Payment of the Sales Charge
Net Asset Value.............................................     $16.79
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,223.49    =  ERV
One year period ended 11/30/96..............................          1    =  (n)
TOTAL RETURN FOR THE PERIOD.................................     22.35%    =  T
           TOTAL RETURN CALCULATION FIVE YEARS ENDED NOVEMBER 30, 1996
Formula.....................................................  P(1+T)(n)    =  ERV
Including Payment of the Sales Charge
Net Asset Value.............................................     $16.79
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $2,104.63    =  ERV
Five years ended 11/30/96...................................          5    =  (n)
TOTAL RETURN FOR THE PERIOD.................................     16.05%    =  T
Excluding Payment of the Sales Charge
Net Asset Value.............................................     $16.79
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $2,232.53    =  ERV
Five years ended 11/30/96...................................          5    =  (n)
TOTAL RETURN FOR THE PERIOD.................................     17.42%    =  T

                          VAN KAMPEN AMERICAN CAPITAL


                    GROWTH AND INCOME FUND -- CLASS A SHARES



           TOTAL RETURN CALCULATION TEN YEARS ENDED NOVEMBER 30, 1996



                                                                      n
Formula.....................................................    P(1+T)       =  ERV
Including Payment of the Sales Charge
Net Asset Value.............................................       $16.79
Initial Investment..........................................    $1,000.00    =  P
Ending Redeemable Value.....................................    $3,387.82    =  ERV
                                                                                n
Ten years ended 11/30/96....................................           10    =
TOTAL RETURN FOR THE PERIOD.................................       12.98%    =  T
Excluding Payment of the Sales Charge
Net Asset Value.............................................       $16.79
Initial Investment..........................................    $1,000.00    =  P
Ending Redeemable Value.....................................    $3,593.35    =  ERV
                                                                                n
Ten years ended 11/30/96....................................           10    =
TOTAL RETURN FOR THE PERIOD.................................       13.64%    =  T
           TOTAL RETURN CALCULATION INCEPTION THROUGH NOVEMBER 30, 1996
                                                                      n
Formula.....................................................    P(1+T)       =  ERV
Including Payment of the Sales Charge
Net Asset Value.............................................       $16.79
Initial Investment..........................................    $1,000.00    =  P
Ending Redeemable Value.....................................  $109,730.36    =  ERV
                                                                                n
Inception through 11/30/96..................................        50.34    =
TOTAL RETURN FOR THE PERIOD.................................        9.78%    =  T
Excluding Payment of the Sales Charge
Net Asset Value.............................................       $16.79
Initial Investment..........................................    $1,000.00    =  P
Ending Redeemable Value.....................................  $116,369.49    =  ERV
                                                                                n
Inception through 11/30/96..................................        50.34    =
TOTAL RETURN FOR THE PERIOD.................................        9.91%    =  T

                          VAN KAMPEN AMERICAN CAPITAL


                    GROWTH AND INCOME FUND -- CLASS A SHARES



              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION


                      INCEPTION THROUGH NOVEMBER 30, 1996



Formula.....................................................      ERV - P    =  T
                                                                  -------
                                                                     P
Including Payment of the Sales Charge
Net Asset Value.............................................       $16.79
Initial Investment..........................................    $1,000.00    =  P
Ending Redeemable Value.....................................  $109,730.36    =  ERV
TOTAL RETURN FOR THE PERIOD.................................   10,873.04%    =  T
Excluding Payment of the Sales Charge
Net Asset Value.............................................       $16.79
Initial Investment..........................................    $1,000.00    =  P
Ending Redeemable Value.....................................  $116,369.49    =  ERV
TOTAL RETURN FOR THE PERIOD.................................   11,536.95%    =  T

                          VAN KAMPEN AMERICAN CAPITAL


                    GROWTH AND INCOME FUND -- CLASS B SHARES



        TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED NOVEMBER 30, 1996



                                                                    n
Formula.....................................................  P(1+T)       =  ERV
Including Payment of the CDSC
Net Asset Value.............................................     $16.72
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,163.75    =  ERV
                                                                              n
One year period ended 11/30/96..............................          1    =
TOTAL RETURN FOR THE PERIOD.................................     16.38%    =  T
Excluding Payment of the CDSC
Net Asset Value.............................................     $16.72
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,213.75    =  ERV
                                                                              n
One year period ended 11/30/96..............................          1    =
TOTAL RETURN FOR THE PERIOD.................................     21.38%    =  T
          TOTAL RETURN CALCULATION INCEPTION THROUGH NOVEMBER 30, 1996
                                                                    n
Formula.....................................................  P(1+T)       =  ERV
Including Payment of the CDSC
Net Asset Value.............................................     $16.72
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,641.15    =  ERV
                                                                              n
Inception through 11/30/96..................................       3.33    =
TOTAL RETURN FOR THE PERIOD.................................     16.04%    =  T
Excluding Payment of the CDSC
Net Asset Value.............................................     $16.72
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,666.15    =  ERV
                                                                              n
Inception through 11/30/96..................................       3.33    =
TOTAL RETURN FOR THE PERIOD.................................     16.57%    =  T

                          VAN KAMPEN AMERICAN CAPITAL


                    GROWTH AND INCOME FUND -- CLASS B SHARES



              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION


                      INCEPTION THROUGH NOVEMBER 30, 1996



Formula.....................................................     ERV - P    =  T
                                                                 -------
                                                                    P
Including Payment of the CDSC
Net Asset Value.............................................      $16.72
Initial Investment..........................................   $1,000.00    =  P
Ending Redeemable Value.....................................   $1,641.15    =  ERV
TOTAL RETURN FOR THE PERIOD.................................      64.12%    =  T
Excluding Payment of the CDSC
Net Asset Value.............................................      $16.72
Initial Investment..........................................   $1,000.00    =  P
Ending Redeemable Value.....................................   $1,666.15    =  ERV
TOTAL RETURN FOR THE PERIOD.................................      66.62%    =  T

                          VAN KAMPEN AMERICAN CAPITAL


                    GROWTH AND INCOME FUND -- CLASS C SHARES



        TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED NOVEMBER 30, 1996



                                                                    n
Formula.....................................................  P(1+T)       =  ERV
Including Payment of the CDSC
Net Asset Value.............................................     $16.73
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,204.32    =  ERV
                                                                              n
One year period ended 11/30/96..............................          1    =
TOTAL RETURN FOR THE PERIOD.................................     20.43%    =  T
Excluding Payment of the CDSC
Net Asset Value.............................................     $16.73
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,214.32    =  ERV
                                                                              n
One year period ended 11/30/96..............................          1    =
TOTAL RETURN FOR THE PERIOD.................................     21.43%    =  T
          TOTAL RETURN CALCULATION INCEPTION THROUGH NOVEMBER 30, 1996
                                                                    n
Formula.....................................................  P(1+T)       =  ERV
Including Payment of the CDSC
Net Asset Value.............................................     $16.73
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,667.92    =  ERV
                                                                              n
Inception through 11/30/96..................................       3.33    =
TOTAL RETURN FOR THE PERIOD.................................     16.61%    =  T
Excluding Payment of the CDSC
Net Asset Value.............................................     $16.73
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,667.92    =  ERV
                                                                              n
Inception through 11/30/96..................................       3.33    =
TOTAL RETURN FOR THE PERIOD.................................     16.61%    =  T

                          VAN KAMPEN AMERICAN CAPITAL


                    GROWTH AND INCOME FUND -- CLASS C SHARES



              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION


                      INCEPTION THROUGH NOVEMBER 30, 1996



Formula.....................................................     ERV - P    =  T
                                                                 -------
                                                                    P
Including Payment of the CDSC
Net Asset Value.............................................      $16.73
Initial Investment..........................................   $1,000.00    =  P
Ending Redeemable Value.....................................   $1,667.92    =  ERV
TOTAL RETURN FOR THE PERIOD.................................      66.79%    =  T
Excluding Payment of the CDSC
Net Asset Value.............................................      $16.73
Initial Investment..........................................   $1,000.00    =  P
Ending Redeemable Value.....................................   $1,667.92    =  ERV
TOTAL RETURN FOR THE PERIOD.................................      66.79%    =  T